UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

Oak Woods Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41664	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+1) 403-561-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one Right and one Redeemable Warrant	OAKUU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	OAKU	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to one-sixth of one Class A Ordinary Share	OAKUR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Class A Ordinary Share for $11.50 per share	OAKUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Oak Woods Acquisition Corporation Announces Receipt of Nasdaq Notice Regarding Annual Meeting Requirement.

Oak Woods Acquisition Corporation (Nasdaq: OAKU) (the “Company”) today announced that on January 16, 2026, Oak Woods Acquisition Corporation (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq Listing Rule 5620(a), which requires listed companies to hold an annual meeting of shareholders no later than one year after the end of the Company’s fiscal year. The Nasdaq letter indicated that the Company did not hold an annual meeting of shareholders within twelve months following its fiscal year end and therefore no longer complies with this continued listing requirement.

In accordance with Nasdaq Listing Rule 5810(c)(2)(G), the Company has been provided 45 calendar days, or until March 2, 2026, to submit a plan to regain compliance. If Nasdaq accepts the Company’s compliance plan, Nasdaq may grant an exception of up to 180 calendar days from the end of the Company’s fiscal year, or until June 29, 2026, to regain compliance with the annual meeting requirement.

The Company intends to submit a compliance plan within the required timeframe and expects that such plan will include holding an annual meeting of shareholders within the period permitted by Nasdaq, subject to Nasdaq’s acceptance of the plan.

The Nasdaq notification has no immediate effect on the listing or trading of the Company’s securities on The Nasdaq Stock Market LLC.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release of Oak Woods Acquisition Corporation Announcing Receipt of Nasdaq Notice Regarding Annual Meeting Requirement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2026

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

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